NASDAQ: NTLS 3Q 2013 Earnings Presentation November 5, 2013 Exhibit 99.2

Presentation of Financial and Other Important Information

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, business separation charges, gain/loss on sale of assets and net loss from discontinued operations and costs related to the separation of the wireless and wireline companies. Please review the reconciliations and other definitions of non-GAAP financial measures contained in the press releases filed by the
Company with the SEC, including those filed on Form 8-K on November 8, 2012, February 28, 2013, May 7, 2013, July 30, 2013 and November 5, 2013.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,”
“should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship with
Sprint Corporation (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade; our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our senior credit facility; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.

Agenda
NASDAQ: NTLS

•
Jim Hyde, Chief Executive Officer
•
Steb Chandor, Chief Financial Officer
•
Conrad Hunter, Chief Operating Officer
Review Financial and Operational Highlights
Guidance Update
Q&A Session

Continuing Growth in Operating Revenues

NASDAQ: NTLS
millions
+14%
3Q13 revenue increased 14% from 3Q12 to $130.9 million
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
3Q 2012 3Q 2013
Retail Wholesale & Other

Retail Revenue Gains Continue

NASDAQ: NTLS
millions
Subscriber revenue growth continues to be driven by both:
ARPU growth
Subscriber growth
3Q13 retail revenue increased 2% sequentially and 13% from 3Q12 to $80.3 million
Highest level in company history
+13%
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
3Q 2012 3Q 2013

Wholesale/Other Revenue Remains Strong

NASDAQ: NTLS
millions
+17%
3Q13 wholesale/other revenue increased 17% from 3Q12 to $50.6 million
Increase reflects incremental revenue recognized from SNA settlement
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
3Q 2012 3Q 2013
SNA Settlement

Subscribers – Net Additions Trend

NASDAQ: NTLS
Subscribers up 6% year-over year to approximately 457,100
As of September 30, 2013, postpaid made up 65% of subscriber base
+6% +6%
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
3Q 2012 3Q 2013
Prepaid Subscribers
Postpaid Subscribers

Subscribers – Net Additions Trend (Continued)

NASDAQ: NTLS
Seventh consecutive quarter of positive net adds
(500)
6,800
3,500
5,500
9,300
11,400
3,800
2,300
(2,000)
0
2,000
4,000
6,000
8,000
10,000
12,000
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013

Average Revenue Per User (ARPU)

NASDAQ: NTLS
3Q13 Blended ARPU up 7% year-over-year to $54.29
3Q13 Postpaid ARPU up 10% year-over-year to $64.62
+7%
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
Blended ARPU
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
Postpaid ARPU
+10%

Operational Expenses
NASDAQ: NTLS

($ in millions)
3Q13 3Q12
Cost of sales and services $46.5 $46.3
Customer operations $32.2 $30.1
Corporate operations $8.2 $8.6
Depreciation & Amortization $16.6 $15.8
$103.5 $100.7
Increase of 3% primarily driven by:
Increased bad debt, retention and network costs
Increased depreciation tied to replacement of legacy network equipment

Adjusted EBITDA 11 NASDAQ: NTLS (millions) Continued investments in the business resulted in higher Adjusted EBITDA +43% $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 3Q 2012 3Q 2013 SNA Settlement

Capital Investment

NASDAQ: NTLS
Status:
1,434 cell sites as of Sept. 30, 2013
Pending launch of first LTE markets
millions
Catalysts:
2011-2012 Cell site expansion
2013 Initial LTE deployment
$52
$58
$72
$53
$65
$0
$10
$20
$30
$40
$50
$60
$70
$80
FY 2010 FY 2011 FY 2012 YTD 2012 YTD 2013

Capitalization Overview
($ in millions)
September 30, 2013
Cash, unrestricted $110.9
Total Debt $491.5
Net Debt $380.6
LTM Adjusted EBITDA $157.2
Secured Term Loan $490.4
Net Debt Leverage 2.4x
NASDAQ: NTLS

Guidance (as of November 5, 2013)
NASDAQ: NTLS

For the year ended December 31, 2013
Adjusted EBITDA of $150 million - $155 million
CapEx of approximately $80 million
Previously $75 million - $85 million
2013 net adds expected to be at or about 2012 net adds

3Q 2013 Net Adds

NASDAQ: NTLS
3Q13 prepaid net adds increased 1,300 year-over-year
3Q13 postpaid net adds decreased 4,500 year-over-year
600
4,900
5,500
1,900
400
2,300
0
1,000
2,000
3,000
4,000
5,000
6,000
Prepaid Net Adds
Postpaid Net Adds Total Net Adds
3Q12 3Q13

Smartphone Penetration

NASDAQ: NTLS
As of September 30, 2013:
Smartphone Penetration ARPU
50%
55%
60%
63%
65%
$49.00
$50.00
$51.00
$52.00
$53.00
$54.00
$55.00
0%
10%
20%
30%
40%
50%
60%
70%
3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013
Blended ARPU
69% of postpaid subscribers have a smartphone
57% of prepaid subscribers have a smartphone

Churn Remains Stable 17 NASDAQ: NTLS 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 Prepaid Churn Postpaid Churn

Questions & Answers

Appendix

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands)
3Q13 2Q13 1Q13 4Q12 3Q12
Net Income Attributable to NTELOS Holdings Corp. 10,583 $                  9,386 $                     5,493 $                     321 $                        4,608 $
Net income attributable to noncontrolling interests 588                           541                           529                           443                           488
Net Income 11,171                      9,927                        6,022                        764                           5,096
Interest expense 7,480                        7,398                        7,361                        6,651                        5,432
Income taxes 8,340                        6,380                        3,744                        (454)                          3,141
Other expense (income), net 431                           (151)                          369                           7,038                        50
Operating income 27,422                      23,554                      17,496                      13,999                      13,719
Depreciation and amortization     16,559                      20,443                      18,456                      17,440                      15,810
Gain on sale of intangible assets -                           (4,442)                       -                            -                           -
Accretion of asset retirement obligations 135                           173                           143                           174                           163
Equity-based compensation 1,442                        1,460                        1,321                        1,346                        1,478
Business separation charges ¹
-                           -                            -                            56                            684
Adjusted EBITDA
45,558 $                  41,188 $                    37,416 $                    33,015 $                  31,854 $
1
  Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.

NASDAQ: NTLS
NTELOS Holdings Corp.
ARPU Reconciliation
Average Monthly Revenue per User (ARPU) 1
3Q13 2Q13 1Q13 4Q12 3Q12 FY 2012 FY 2011
(In thousands, except  for subscribers and ARPU)
Operating Revenues 130,912 $ 119,859 $ 119,345 $ 117,398 $ 114,466 $ 453,989 $ 422,629 $
Less: Equipment  revenue from sales to new customers (3,595) (3,104) (3,521) (3,808) (3,333) (15,041) (9,091)
Less: Equipment  revenue from sales to existing customers (2,946) (2,395) (3,117) (3,315) (3,416) (15,037) (17,793)
Less: Wholesale, other and adjustments (50,142) (41,179) (40,918) (41,488) (42,380) (165,765) (143,477)
Gross subscriber revenue 74,229 73,181 71,789 68,787 65,337 258,146 252,268
Less:  prepay subscriber revenue (16,248) (15,879) (15,205) (14,823) (14,103) (56,330) (48,758)
Less:  adjustments to prepay subscriber revenue (230) (303) (479) (237) (434) (1,706) (1,175)
Gross postpay subscriber revenue  57,751 $  56,999 $  56,105 $  53,727 $  50,800 $  200,110 $ 202,335 $
Prepay subscriber revenue 16,248 15,879 15,205 14,823 14,103 56,330 48,758
Plus:  adjustments to prepay subscriber revenue 230 303 479 237 434 1,706 1,175
Gross prepay subscriber revenue 16,478 $  16,182 $  15,684 $  15,060 $  14,537 $  58,036 $  49,933 $
Average number of subscribers 455,724 453,262 444,244 434,457 427,610 425,377 422,256
Total ARPU  54.29 $    53.82 $    53.87 $    52.78 $    50.93 $    50.57 $    49.79 $
Average number of postpay subscribers 297,900 299,304 298,414 292,668 287,165 288,428 298,992
Postpay ARPU  64.62 $    63.48 $    62.67 $    61.19 $    58.97 $    57.82 $    56.39 $
Average number of prepay subscribers 157,824 153,958 145,831 141,789 140,446 136,949 123,264
Prepay ARPU 34.80 $    35.04 $    35.85 $    35.41 $    34.50 $    35.31 $    33.76 $
Gross subscriber revenue  74,229 73,181 71,789 68,787 65,337 258,146 252,268
Less: voice and other feature revenue (43,672) (43,078) (42,658) (41,379) (39,366) (156,032) (171,882)
Data revenue 30,557 $  30,103 $  29,131 $  27,408 $  25,971 $  102,114 $ 80,386 $
Average number of subscribers 455,724 453,262 444,244 434,457 427,610 425,377 422,256
Total Data ARPU  22.35 $    22.14 $    21.86 $    21.03 $    20.25 $    20.00 $    15.86 $
Gross postpay subscriber revenue 57,751 56,999 56,105 53,727 50,800 200,110 202,335
Less: postpay voice and other feature revenue (36,652) (36,170) (35,952) (34,651) (33,028) (130,601) (144,114)
Postpay data revenue 21,099 $  20,829 $  20,153 $  19,076 $  17,772 $  69,509 $  58,221 $
Gross prepay subscriber revenue 16,478 16,182 15,684 15,060 14,537 58,036 49,933
Less: prepay voice and other feature revenue (7,020) (6,908) (6,706) (6,728) (6,338) (25,431) (27,768)
Prepay data revenue 9,458 $    9,274 $    8,978 $    8,332 $    8,199 $    32,605 $  22,165 $
Average number of postpay subscribers 297,900 299,304 298,414 292,668 287,165 288,428 298,992
Postpay data ARPU  23.61 $    23.20 $    22.51 $    21.73 $    20.63 $    20.08 $    16.23 $
Average number of prepay subscribers 157,824 153,958 145,831 141,789 140,445 136,949 123,264
Prepay data ARPU  19.98 $    20.08 $    20.52 $    19.59 $    19.46 $    19.84 $    14.99 $
Average monthly revenue per user (ARPU) is computed by dividing service revenues per period by the average number of subscribers during that period. ARPU as defined may not be similar to ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated statements of operations. The Company closely monitors the effects of new rate plans and service offerings on ARPU in order to determine their effectiveness. ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the
Company’s performance in attracting and retaining high-value customers.
1

November 5, 2013 3Q 2013 Earnings Presentation